                                                                   EXHIBIT 10.68

                              AMENDMENT NO. 4 TO
            THE AMENDED AND RESTATED MATTEL 1996 STOCK OPTION PLAN

     The Amended and Restated Mattel 1996 Stock Option Plan (the "Plan") is hereby amended, effective as of December 13, 2000, as set forth below.

     Section 8(b) of the Plan is hereby amended by adding the following at the end of such Section:

          Furthermore, in the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of stock options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by Participants may be permitted through the use of such an automated system, subject to appropriate limitations on exercises by Insiders.


                                     * * *

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to the Plan to be executed, effective as set forth above.

                                  MATTEL, INC.

                                  By: /s/ Alan Kaye
                                      -----------------------------
                                  Name:  Alan Kaye
                                  Title: Senior Vice President, Human Resources